POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Margaret A. Bancroft, Allan S. Mostoff, Jennifer A. Olvey, Carmen Guzman-Lowrey, Gregory S. Konzal and A. Tyson Arnedt and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact's name, place and stead, to sign any and all registration statements applicable to The First Australia Prime Income Fund, Inc. (the "Fund"), and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or Officer of the Fund, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Signature                           Title                        Date

\s\ David L. Elsum                  Director                     August 1, 1998
    David L. Elsum

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Margaret A. Bancroft, Allan S. Mostoff, Jennifer A. Olvey, Carmen Guzman-Lowrey, Gregory S. Konzal and A. Tyson Arnedt and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact's name, place and stead, to sign any and all registration statements applicable to The First Australia Prime Income Fund, Inc. (the "Fund"), and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or Officer of the Fund, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Signature                           Title                        Date

\s\ John Sheehy                     Director                     August 7, 1998
    John Sheehy

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Margaret A. Bancroft, Allan S. Mostoff, Jennifer A. Olvey, Carmen Guzman-Lowrey, Gregory S. Konzal and A. Tyson Arnedt and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact's name, place and stead, to sign any and all registration statements applicable to The First Australia Prime Income Fund, Inc. (the "Fund"), and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or Officer of the Fund, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Signature                           Title                        Date

\s\ Neville Miles                   Director                     August 3, 1998
    Neville Miles

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Margaret A. Bancroft, Allan S. Mostoff, Jennifer A. Olvey, Carmen Guzman-Lowrey, Gregory S. Konzal and A. Tyson Arnedt and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact's name, place and stead, to sign any and all registration statements applicable to The First Australia Prime Income Fund, Inc. (the "Fund"), and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or Officer of the Fund, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Signature                           Title                        Date

\s\ Anthony Aaronson                Director                     August 1, 1998
    Anthony Aaronson

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Margaret A. Bancroft, Allan S. Mostoff, Jennifer A. Olvey, Carmen Guzman-Lowrey, Gregory S. Konzal and A. Tyson Arnedt and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact's name, place and stead, to sign any and all registration statements applicable to The First Australia Prime Income Fund, Inc. (the "Fund"), and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or Officer of the Fund, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Signature                           Title                        Date

\s\ Laurence S. Freedman            Director                     August 5, 1998
    Laurence S. Freedman

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Margaret A. Bancroft, Allan S. Mostoff, Jennifer A. Olvey, Carmen Guzman-Lowrey, Gregory S. Konzal and A. Tyson Arnedt and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact's name, place and stead, to sign any and all registration statements applicable to The First Australia Prime Income Fund, Inc. (the "Fund"), and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or Officer of the Fund, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Signature                           Title                        Date

\s\ David Manor                     Director                     August 5, 1998
    David Manor

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Margaret A. Bancroft, Allan S. Mostoff, Jennifer A. Olvey, Carmen Guzman-Lowrey, Gregory S. Konzal and A. Tyson Arnedt and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact's name, place and stead, to sign any and all registration statements applicable to The First Australia Prime Income Fund, Inc. (the "Fund"), and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or Officer of the Fund, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Signature                           Title                        Date

\s\ Roden Cutler                    Director                     August 5, 1998
    Roden Cutler

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Margaret A. Bancroft, Allan S. Mostoff, Jennifer A. Olvey, Carmen Guzman-Lowrey, Gregory S. Konzal and A. Tyson Arnedt and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact's name, place and stead, to sign any and all registration statements applicable to The First Australia Prime Income Fund, Inc. (the "Fund"), and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or Officer of the Fund, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Signature                           Title                        Date

\s\ Brian M. Sherman                President                    August 5, 1998
    Brian M. Sherman

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Margaret A. Bancroft, Allan S. Mostoff, Jennifer A. Olvey, Carmen Guzman-Lowrey, Gregory S. Konzal and A. Tyson Arnedt and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact's name, place and stead, to sign any and all registration statements applicable to The First Australia Prime Income Fund, Inc. (the "Fund"), and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or Officer of the Fund, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Signature                           Title                        Date

\s\ Malcolm Fraser                  Director                     August 4, 1998
    Malcolm Fraser

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Margaret A. Bancroft, Allan S. Mostoff, Jennifer A. Olvey, Carmen Guzman-Lowrey, Gregory S. Konzal and A. Tyson Arnedt and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact's name, place and stead, to sign any and all registration statements applicable to The First Australia Prime Income Fund, Inc. (the "Fund"), and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or Officer of the Fund, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Signature                           Title                        Date

\s\ Michael R. Horsburgh            Director                     August 3, 1998
    Michael R. Horsburgh

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Margaret A. Bancroft, Allan S. Mostoff, Jennifer A. Olvey, Carmen Guzman-Lowrey, Gregory S. Konzal and A. Tyson Arnedt and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact's name, place and stead, to sign any and all registration statements applicable to The First Australia Prime Income Fund, Inc. (the "Fund"), and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or Officer of the Fund, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Signature                           Title                        Date

\s\ Harry A. Jacobs, Jr.            Director                     August 3, 1998
    Harry A. Jacobs, Jr.

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Margaret A. Bancroft, Allan S. Mostoff, Jennifer A. Olvey, Carmen Guzman-Lowrey, Gregory S. Konzal and A. Tyson Arnedt and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact's name, place and stead, to sign any and all registration statements applicable to The First Australia Prime Income Fund, Inc. (the "Fund"), and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or Officer of the Fund, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Signature                           Title                        Date

\s\ Howard A. Knight                Director                     August 3, 1998
    Howard A. Knight

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Margaret A. Bancroft, Allan S. Mostoff, Jennifer A. Olvey, Carmen Guzman-Lowrey, Gregory S. Konzal and A. Tyson Arnedt and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact's name, place and stead, to sign any and all registration statements applicable to The First Australia Prime Income Fund, Inc. (the "Fund"), and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or Officer of the Fund, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Signature                           Title                        Date

\s\ Roger C. Maddock                Director                     August 3, 1998
    Roger C. Maddock

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Margaret A. Bancroft, Allan S. Mostoff, Jennifer A. Olvey, Carmen Guzman-Lowrey, Gregory S. Konzal and A. Tyson Arnedt and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact's name, place and stead, to sign any and all registration statements applicable to The First Australia Prime Income Fund, Inc. (the "Fund"), and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or Officer of the Fund, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Signature                           Title                        Date

\s\ William J. Potter               Director                     August 1, 1998
    William J. Potter

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Margaret A. Bancroft, Allan S. Mostoff, Jennifer A. Olvey, Carmen Guzman-Lowrey, Gregory S. Konzal and A. Tyson Arnedt and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact's name, place and stead, to sign any and all registration statements applicable to The First Australia Prime Income Fund, Inc. (the "Fund"), and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or Officer of the Fund, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Signature                           Title                        Date

\s\ Peter D. Sacks                  Director                     August 4, 1998
    Peter D. Sacks

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Margaret A. Bancroft, Allan S. Mostoff, Jennifer A. Olvey, Carmen Guzman-Lowrey, Gregory S. Konzal and A. Tyson Arnedt and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact's name, place and stead, to sign any and all registration statements applicable to The First Australia Prime Income Fund, Inc. (the "Fund"), and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or Officer of the Fund, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Signature                           Title                        Date

\s\ Marvin Yontef                   Director                     August 3, 1998
    Marvin Yontef